Loss Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Loss Per Share
(25)	Loss Per Share

Basic loss per share has been computed on the basis of the weighted-average number of shares of common stock outstanding. For the year ended December 31, 2016 and 2015, basic and diluted loss per share is the same due the stock options not being considered dilutive due to the loss incurred by the Company. The shares purchased by the Employee Stock Ownership Plan are included in the weighted-average shares when they are committed to be released (dollars in thousands, except per share amounts):

	Net loss available to common stockholders	Basic / Diluted Weighted Average Shares	Basic / Diluted Loss Per Share Amount
Year Ended December 31, 2016
Basic and diluted loss per share	$(43)	5,401,566	$(0.01)
Year Ended December 31, 2015
Basic and diluted loss per share	$(2,245)	3,993,560	$(0.56)